UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 17, 2008

Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 World Financial Center, New York, New York	10080
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On January 17, 2008, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three-month period and fiscal year ended December 28, 2007. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the three-month period and fiscal year ended December 28, 2007 and supplemental quarterly and annual data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information furnished under this Item 2.02, including Exhibits 99.1 and 99.2, shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated January 17, 2008 issued by Merrill Lynch & Co., Inc.

99.2	Preliminary Unaudited Earnings Summary, Reconciliation of "Non-GAAP" Measures and Segment Data for the
three-month period and fiscal year ended December 28, 2007 and supplemental quarterly and annual data.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)

		By:	/s/ Nelson Chai
Nelson Chai
Executive Vice President and
Chief Financial Officer

		By:	/s/ Christopher B. Hayward
Christopher B. Hayward
Finance Director and
Principal Accounting Officer

Date:	January 17, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 17, 2008 issued by Merrill Lynch & Co., Inc.

99.2

Preliminary Unaudited Earnings Summary, Reconciliation of “Non-GAAP” Measures and Segment Data for the three-month period and fiscal year ended December 28, 2007 and supplemental quarterly and annual data.

4